    [Logo]  MFS(R)                                            SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 1998
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                                   MFS(R) INSTITUTIONAL
                                   EMERGING EQUITIES FUND

                                   [Graphic Omitted]

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

TRUSTEES                                        INVESTMENT ADVISER
Jeffrey L. Shames*                              Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and          500 Boylston Street
Director, MFS Investment Management(R)          Boston, MA 02116-3741

Nelson J. Darling, Jr.                          DISTRIBUTOR
Professional Trustee                            MFS Fund Distributors, Inc.
                                                500 Boylston Street
William R. Gutow                                Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;       SHAREHOLDER SERVICE CENTER
Real Estate Consultant                          MFS Service Center, Inc.
                                                P.O. Box 2281
CHAIRMAN AND PRESIDENT                          Boston, MA 02107-9906
Jeffrey L. Shames*
                                                For additional information,
PORTFOLIO MANAGERS                              contact your financial adviser.
John W. Ballen*
Brian E. Stack*                                 CUSTODIAN
                                                State Street Bank and Trust Company
TREASURER
W. Thomas London*                               WORLD WIDE WEB
                                                www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.


As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1998, the Fund provided a total return of -1.87%, which compares to a -7.12% return for the Russell 2000 Total Return Index (the Russell 2000) and to a -4.00% return for the Russell 2000 Growth Index. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The Russell 2000 Growth Index is comprised of securities within the Russell 2000 with a greater than average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earning ratios.

Though still in negative territory overall, we feel the portfolio's relative performance against its benchmarks results from our focus on seeking companies that we believe can produce sustainable and predictable growth in unit sales, revenue, and earnings. To find such companies we rely on MFS(R) Original Research(SM), through which stocks are selected after in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects. Based on our findings, we select companies that we believe are best positioned to become major enterprises over a period of three-to-five years. In choosing stocks, we are careful to assure that the prices we pay are in line with the companies' actual fundamental strengths and long-term growth prospects. This research-intensive process allows us to own companies early in their development cycles before they become widely known to investors and that enjoy growth rates above those of the overall market.

As our investors are aware, researching small companies is far more difficult than researching big companies, simply because there is very little known about most small companies. So it's imperative that we use our proprietary research process to the fullest to find the best companies for this portfolio. Strong research has helped us invest in companies like Envoy, which makes technology that automates paperwork used by medical organizations to reduce the sizable transaction costs involved in health care. Customers understand the importance of the productivity enhancements and cost reductions that Envoy enables, and its earnings growth reflects that. The stock is up nearly 50% as of December 31.

There has been much publicity focused on the boom in Internet related stocks over the past year. While we believe that the impact of the Internet on business has been, and will continue to be, deep and far reaching, we have avoided the stocks commonly understood to be Internet businesses because, in our opinion, they are overvalued and have yet to display any business or earnings sustainability. Instead, we rely on our research to help us uncover companies that are using the 'Net to enhance their revenue generation capabilities, or that are providing products and services to help build, maintain, and manage the Internet or their customers' technological infrastructures. Among these types of stocks are Cambridge Technology Partners and Technology Solutions, providers of expertise and services that help businesses better exploit technology for competitive advantage.

If the weakness in corporate earnings growth in the large-cap sector continues to impact investor psychology, we could face some additional choppiness among the small stocks as well. However, as investors turn their attention to stocks that can provide strong earnings growth at reasonable prices, we believe small stocks should be quite attractive long-term investment options. While we're confident that the potential for a sustained rebound in small-cap stocks is good, it would not be prudent to attempt to predict when, and for how long, that may occur.

We think it's of value to our investors to know that the commitment to research that MFS made when it inaugurated one of the industry's first research departments in 1932 is thoroughly ingrained in our corporate culture today. We believe it is this commitment that enables us to select stocks that can perform well over the long term, even with the special challenges involved in small-cap investing.

    Respectfully,

/s/ John W. Ballen                       /s/ Brian E. Stack

    John W. Ballen                           Brian E. Stack
    Portfolio Manager                        Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen is President, Chief Investment Officer, and a member of the Executive Committee and Board of Directors of MFS Investment Management(R). He is also portfolio manager of MFS(R) Emerging Growth Fund, MFS(R) Institutional Emerging Equities Fund, MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), and the Emerging Growth Series offered through MFS(R)/Sun Life annuity products. Mr. Ballen joined the MFS Research Department in 1984 as an industry specialist. He was named Investment Officer in 1986, Vice President -- Investments in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

Brian E. Stack is Senior Vice President -- Investments of MFS Investment Management(R) and portfolio manager of MFS(R) Institutional Emerging Equities Fund, MFS(R) New Discovery Fund, and the New Discovery Series offered through MFS(R)/Sun Life annuity products. Mr. Stack joined MFS in 1993 as an equity research analyst following the chemical, hospital management, health maintenance organizations, medical services, and business services industries and was named a portfolio manager in 1996. He has worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective:               Seeks long-term growth of capital. The Fund
                         invests, under normal market conditions, at least
                         80% of its assets in equity securities of small and medium-sized companies that are early in their life cycles but that may have the potential to become major enterprises (emerging growth companies).

Commencement of
investment operations:   June 16, 1993

Size:                    $544.2 million net assets as of December 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

                                  6 Months         1 Year       3 Years       5 Years   10 Years/Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return             -1.87%        +13.69%       +67.08%      +174.17%         +247.73%
------------------------------------------------------------------------------------------------------
Average Annual Total Return            --         +13.69%       +18.66%      + 22.35%         + 25.20%
------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, June 16, 1993, through
  December 31, 1998.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS (Unaudited)  - December 31, 1998

Stocks - 95.6%
-------------------------------------------------------------------------------
ISSUER                                                    SHARES          VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 93.5%
  Advertising - 0.5%
    Pharmaceutical Marketing Service, Inc.*               81,800   $  1,175,875
    Snyder Communications, Inc.*                          50,918      1,718,483
                                                                   ------------
                                                                   $  2,894,358
-------------------------------------------------------------------------------
  Airlines - 1.5%
    Atlas Air, Inc.*                                     119,700   $  5,857,819
    Skywest, Inc.                                         68,300      2,232,556
                                                                   ------------
                                                                   $  8,090,375
-------------------------------------------------------------------------------
  Biotechnology - 2.0%
    IDEXX Laboratories, Inc.*                            397,000   $ 10,681,781
-------------------------------------------------------------------------------
  Business Machines - 2.6%
    Affiliated Computer Services, Inc., "A"*             310,761   $ 13,984,245
-------------------------------------------------------------------------------
  Business Services - 19.0%
    Billing Concepts Corp.*                               81,800   $    899,800
    BISYS Group, Inc.*                                   196,700     10,154,637
    Bright Horizons Family Solutions, Inc.*               34,600        934,200
    Catalina Marketing Corp.*                             72,710      4,971,546
    Ceridian Corp.*                                       68,200      4,761,212
    Dendrite International, Inc.*                        120,476      3,008,135
    Diamond Technology Partners, Inc., "A"*                5,000         95,625
    DST Systems, Inc.*                                   251,976     14,378,380
    Envoy Corp.*                                         131,200      7,642,400
    Fiserv, Inc.*                                         77,650      3,994,122
    Franklin Covey Co.*                                   48,265        808,439
    Galileo International, Inc.*                          89,600      3,897,600
    Global Directmail Corp.*                             164,100      3,835,838
    Interim Services, Inc.*                              282,704      6,608,206
    International Network Services*                       21,400      1,423,100
    Learning Tree International, Inc.*                   350,200      3,173,688
    Mecon, Inc.*                                          98,000      1,029,000
    Memberworks, Inc.*                                    47,500      1,401,250
    Meta Group, Inc.*                                    136,500      4,060,875
    Modis Professional Services, Inc.*                   258,978      3,755,181
    National Processing, Inc.*                           173,800        955,900
    NOVA Corp.*                                          223,323      7,746,517
    Paymentech, Inc.*                                    128,100      2,369,850
    Personnel Group of America, Inc.*                     82,000      1,435,000
    Professional Detailing, Inc.*                         22,100        624,325
    Renaissance Worldwide, Inc.*                         334,000      2,045,750
    Technology Solutions Co.*                            591,187      6,336,786
    Teletech Holdings, Inc.*                             102,100      1,046,525
                                                                   ------------
                                                                   $103,393,887
-------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    Hyperion Solutions Corp.*                             73,000   $  1,314,000
-------------------------------------------------------------------------------
  Computer Software - Systems - 14.6%
    Acxiom Corp.*                                        143,180   $  4,438,580
    Aspen Technology, Inc.*                              190,900      2,768,050
    Black Box Corp.*                                      63,700      2,412,637
    Cadence Design Systems, Inc.*                        422,000     12,554,500
    Cambridge Technology Partners, Inc.*                 215,700      4,772,362
    Checkfree Holdings Corp.*                             66,600      1,556,775
    Clarify, Inc.*                                        71,100      1,737,506
    Compuware Corp.*                                      30,500      2,382,813
    Edify Corp.*                                          99,700        828,756
    Fair, Isaac & Co., Inc.                               65,400      3,020,662
    Harbinger Corp.*                                     207,250      1,658,000
    Intelligroup, Inc.*                                   20,600        368,225
    JDA Software Group, Inc.*                            164,200      1,590,688
    Peerless Systems Corp.*                               80,500        684,250
    RWD Technologies, Inc.*                               18,700        404,388
    SCB Computer Technology, Inc.*                        99,100        978,613
    Security Dynamics Technologies, Inc.*                191,600      4,406,800
    Sterling Software, Inc.*                             192,100      5,198,706
    Summit Design, Inc.*                                 201,600      1,877,400
    SunGard Data Systems, Inc.*                          152,120      6,037,262
    Synopsys, Inc.*                                      198,856     10,787,938
    Transaction System Architects, Inc., "A"*            139,900      6,995,000
    Vantive Corp.*                                       174,300      1,394,400
    Xionics Document Technologies, Inc.*                 164,500        565,469
                                                                   ------------
                                                                   $ 79,419,780
-------------------------------------------------------------------------------
  Consumer Goods and Services - 1.7%
    Alternative Resources Corp.*                         151,200   $  1,606,500
    Blyth Industries, Inc.*                               95,000      2,968,750
    InfoUSA, Inc., "A"*                                  269,400      1,313,325
    InfoUSA, Inc., "B"*                                  169,400        889,350
    Sportsline USA, Inc.*                                140,100      2,180,306
                                                                   ------------
                                                                   $  8,958,231
-------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    AFC Cable Systems, Inc.*                              61,650   $  2,072,981
    Barnett, Inc.*                                        82,700      1,137,125
    Belden, Inc.                                          90,100      1,908,994
                                                                   ------------
                                                                   $  5,119,100
-------------------------------------------------------------------------------
  Electronics - 6.8%
    Actel Corp.*                                          55,100   $  1,102,000
    Analog Devices, Inc.*                                168,032      5,272,004
    Burr-Brown Corp.*                                    213,575      5,005,664
    Cable Design Technologies Corp.*                     182,250      3,371,625
    DuPont Photomasks, Inc.*                              42,000      1,782,375
    Kulicke & Soffa Industries, Inc.*                     82,800      1,469,700
    Lattice Semiconductor Corp.*                         133,800      6,142,256
    Microchip Technology, Inc.*                           38,050      1,407,850
    Novellus Systems, Inc.*                               17,600        871,200
    Photronics, Inc.*                                    156,100      3,741,522
    PMC-Sierra, Inc.*                                     60,400      3,812,750
    SIPEX Corp.*                                          79,200      2,781,900
                                                                   ------------
                                                                   $ 36,760,846
-------------------------------------------------------------------------------
  Entertainment - 4.8%
    Citadel Communications Corp.*                         34,100   $    882,337
    Gemstar International Group Ltd.*                    199,900     11,444,275
    Harrah's Entertainment, Inc.*                        149,200      2,340,575
    Hearst-Argyle Television, Inc.*                       31,300      1,032,900
    Heftel Broadcasting Corp., "A"*                       57,700      2,841,725
    Jacor Communications, Inc.*                          118,200      7,609,125
                                                                   ------------
                                                                   $ 26,150,937
-------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    BA Merchants Services, Inc., "A"*                     89,800   $  1,807,225
    Conning Corp.                                         55,700      1,155,775
    Student Loan Corp.                                    86,800      3,895,150
    Waddell & Reed Financial, Inc., "A"                  155,800      3,690,512
                                                                   ------------
                                                                   $ 10,548,662
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Mondavi (Robert) Corp.*                               51,000   $  2,084,625
    Tootsie Roll Industries, Inc.                         68,626      2,684,992
                                                                   ------------
                                                                   $  4,769,617
-------------------------------------------------------------------------------
  Insurance - 0.5%
    Annuity & Life Re Holdings Ltd.                        2,100   $     56,437
    Executive Risk, Inc.                                  39,700      2,181,019
    MONY Group, Inc.*                                     10,700        335,044
                                                                   ------------
                                                                   $  2,572,500
-------------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    AmeriSource Health Corp., "A"*                        24,900   $  1,618,500
    Megabios Corp.*                                       36,300        186,038
    PSS World Medical, Inc.*                             228,600      5,257,800
                                                                   ------------
                                                                   $  7,062,338
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 10.3%
    ABR Information Services, Inc.*                      114,700   $  2,250,987
    Apache Medical Systems, Inc.*                         62,400         23,400
    Concentra Managed Care, Inc.*                        685,310      7,324,251
    Cytyc Corp.*                                         162,500      4,184,375
    HCIA, Inc.*                                          159,900        679,575
    Hologic, Inc.*                                       168,100      2,038,213
    IDX Systems Corp.*                                   106,800      4,699,200
    Impath, Inc.*                                         47,300      1,253,450
    IMS Health, Inc.                                      17,985      1,356,743
    Mid Atlantic Medical Services, Inc.*                 209,600      2,056,700
    NCS Healthcare, Inc., "A"*                           135,300      3,213,375
    Ocular Sciences, Inc.*                                 6,300        168,525
    Orthodontic Centers of America, Inc.*                105,400      2,048,712
    PAREXEL International Corp.*                         160,800      4,020,000
    Quorum Health Group, Inc.*                           176,550      2,284,116
    Schein (Henry), Inc.*                                 26,500      1,185,875
    Steris Corp.*                                        111,100      3,159,406
    Superior Consultant Holdings Corp.*                   42,400      1,844,400
    Total Renal Care Holdings, Inc.*                     258,243      7,634,309
    Ventana Med Systems, Inc.*                           151,600      3,278,350
    Virgin Islands Technologies, Inc.*                   146,100      1,515,788
                                                                   ------------
                                                                   $ 56,219,750
-------------------------------------------------------------------------------
  Oil Services - 1.3%
    Dril-Quip, Inc.*                                      43,300   $    768,575
    Global Industries, Inc.*                             499,700      3,060,663
    Input/Output, Inc.*                                  156,740      1,146,161
    National Oilwell, Inc.*                               74,400        832,350
    Weatherford International, Inc.*                      58,470      1,132,856
                                                                   ------------
                                                                   $  6,940,605
-------------------------------------------------------------------------------
  Oils - 0.3%
    Newfield Exploration Co.*                             86,900   $  1,814,038
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.4%
    Sepracor, Inc.*                                       27,600   $  2,432,250
-------------------------------------------------------------------------------
  Pollution Control - 0.5%
    Superior Services, Inc.*                             135,900   $  2,726,494
-------------------------------------------------------------------------------
  Printing and Publishing - 2.1%
    Applied Graphics Technologies, Inc.*                  52,100   $    859,650
    Harte-Hanks Communications, Inc.                      91,300      2,602,050
    Scholastic Corp.*                                    146,800      7,872,150
                                                                   ------------
                                                                   $ 11,333,850
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.6%
    Kilroy Realty Corp.                                   56,400   $  1,297,200
    MeriStar Hospitality Corp.*                          119,750      2,222,859
                                                                   ------------
                                                                   $  3,520,059
-------------------------------------------------------------------------------
  Restaurants and Lodging - 2.8%
    Applebee's International, Inc.                       120,100   $  2,477,062
    Buffets, Inc.*                                       294,086      3,510,652
    Four Seasons Hotels, Inc.                             55,200      1,614,600
    Landry's Seafood Restaurants, Inc.*                  154,700      1,160,250
    Mortons Restaurant Group, Inc.*                        3,000         56,625
    Papa John's International, Inc.*                      32,900      1,451,712
    Prime Hospitality Corp.*                              57,900        611,569
    Promus Hotel Corp.*                                   26,500        857,938
    ShoLodge, Inc.*                                       85,832        482,805
    Sonic Corp.*                                          95,800      2,383,025
    Taco Cabana, Inc.*                                    78,100        605,275
                                                                   ------------
                                                                   $ 15,211,513
-------------------------------------------------------------------------------
  Special Products and Services - 2.9%
    Caliber Learning Network, Inc.*                       79,900   $    339,575
    Equity Corp. International*                          140,900      3,742,656
    Gartner Group, Inc.*                                  84,000      1,785,000
    Newport News Shipbuilding, Inc.                      251,200      8,399,500
    Sylvan Learning Systems, Inc.*                        42,900      1,308,450
                                                                   ------------
                                                                   $ 15,575,181
-------------------------------------------------------------------------------
  Stores - 6.1%
    AnnTaylor Stores Corp.*                               78,400   $  3,091,900
    BJ's Wholesale Club, Inc.*                            51,900      2,403,619
    CSK Auto Corp.*                                      137,600      3,672,200
    Duane Reade, Inc.*                                    21,700        835,450
    Gymboree Corp.*                                      334,600      2,133,075
    Mazel Stores, Inc.*                                   98,700      1,270,763
    Micro Warehouse, Inc.*                                91,150      3,082,009
    Office Depot, Inc.*                                  138,900      5,130,619
    Petco Animal Supplies, Inc.*                         317,100      3,190,819
    Regis Corp.                                          127,700      5,108,000
    Rite Aid Corp.                                        44,680      2,214,452
    Stage Stores, Inc.*                                  137,900      1,292,812
                                                                   ------------
                                                                   $ 33,425,718
-------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Meyer (Fred), Inc.*                                   76,890   $  4,632,623
-------------------------------------------------------------------------------
  Telecommunications - 6.1%
    Advanced Fibre Communications*                        95,100   $  1,040,156
    Allegiance Telecom, Inc.*                             31,300        379,513
    American Tower Corp., "A"*                           129,950      3,841,647
    Aspect Telecommunications Corp.*                     554,300      9,561,675
    Hyperion Telecommunications, Inc., "A"*              106,700      1,613,837
    Intermedia Communications, Inc.*                     338,300      5,835,675
    International Telecommunication Data Systems, Inc.*   56,700        836,325
    Lightbridge, Inc.*                                   177,700        977,350
    Natural Microsystems Corp.*                           80,400        585,413
    Nextlink Communications, Inc., "A"*                   93,000      2,638,875
    Proxim, Inc.*                                         84,900      2,265,769
    Transaction Network Services, Inc.*                  158,100      3,171,881
    VDI Media*                                            59,600        566,200
                                                                   ------------
                                                                   $ 33,314,316
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $508,867,054
-------------------------------------------------------------------------------
Foreign Stocks - 2.1%
  United Kingdom - 2.1%
    CBT Group PLC, ADR (Computer Software - Personal
      Computers)*                                        615,800   $  9,160,025
    Saville Systems PLC, ADR (Computer Software -
      Systems)*                                          117,900      2,240,100
                                                                   ------------
                                                                   $ 11,400,125
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $437,735,042)                       $520,267,179
-------------------------------------------------------------------------------
Short-Term Obligations - 4.2%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)          VALUE
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/11/99        $ 6,000   $  5,991,533
    General Electric Capital Corp., due 1/04/99           16,800     16,792,972
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 22,784,505
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $460,519,547)                  $543,051,684
Other Assets, Less Liabilities - 0.2%                                 1,162,770
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $544,214,454
-------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)

-------------------------------------------------------------------------------
DECEMBER 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $460,519,547)   $543,051,684
  Cash                                                          19,464
  Receivable for Fund shares sold                            3,951,354
  Receivable for investments sold                            2,912,719
  Interest and dividends receivable                            106,691
  Receivable from investment adviser                           188,426
  Other assets                                                   2,818
                                                          ------------
      Total assets                                        $550,233,156
                                                          ------------
Liabilities:
  Distributions payable                                   $  1,467,074
  Payable for investments purchased                          4,304,960
  Payable for Fund shares reacquired                           180,941
  Payable to affiliates -
    Management fee                                              10,695
    Shareholder servicing agent fee                                108
  Accrued expenses and other liabilities                        54,924
                                                          ------------
      Total liabilities                                   $  6,018,702
                                                          ------------
Net assets                                                $544,214,454
                                                          ============
Net assets consist of:
  Paid-in capital                                         $465,819,710
  Unrealized appreciation on investments                    82,532,137
  Accumulated distributions in excess of net
   realized gain on investments                             (3,432,129)
  Accumulated net investment loss                             (705,264)
                                                          ------------
      Total                                               $544,214,454
                                                          ============
Shares of beneficial interest outstanding                  26,153,018
                                                           ==========

Net asset value, offering price, and redemption
   price per share (net assets / shares of beneficial
   interest outstanding)                                     $20.81
                                                             ======

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest income                                         $    714,282
    Dividend income                                              377,484
    Foreign taxes withheld                                          (227)
                                                            ------------
      Total income                                          $  1,091,539
                                                            ------------

  Expenses -
    Management fee                                          $  1,796,803
    Administrative fee                                            23,647
    Trustees' compensation                                         2,500
    Shareholder servicing agent fee                               17,964
    Auditing fees                                                 43,804
    Custodian fee                                                 81,068
    Legal fees                                                     4,599
    Printing fee                                                  11,787
    Miscellaneous                                                 46,268
                                                            ------------
      Total expenses                                        $  2,028,440
    Fees paid indirectly                                         (43,211)
    Reduction of expenses by investment adviser                 (188,426)
                                                            ------------
      Net expenses                                          $  1,796,803
                                                            ------------
        Net investment loss                                 $   (705,264)
                                                            ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis)
     on investment transactions                             $  3,315,248
  Change in unrealized appreciation on investments            (1,679,600)
                                                            ------------
      Net realized and unrealized gain on investments       $  1,635,648
                                                            ------------
          Increase in net assets from operations            $    930,384
                                                            ============

See notes to financial statements

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED               YEAR ENDED
                                                            DECEMBER 31, 1998            JUNE 30, 1998
                                                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $   (705,264)            $ (1,581,571)
  Net realized gain on investments                                  3,315,248               67,546,425
  Net unrealized gain (loss) on investments                        (1,679,600)              25,481,475
                                                                 ------------             ------------
    Increase in net assets from operations                       $    930,384             $ 91,446,329
                                                                 ------------             ------------
Distributions declared to shareholders from net realized
  gain on investments                                            $(39,674,237)            $(55,887,219)
                                                                 ------------             ------------
Net increase in net assets from Fund share transactions          $ 80,564,973             $ 83,197,496
                                                                 ------------             ------------
    Total increase in net assets                                 $ 41,821,120             $118,756,606
                                                                 ------------             ------------
Net assets:
  At beginning of period                                          502,393,334              383,636,728
                                                                 ------------             ------------
  At end of period (including accumulated net investment
    loss of $705,264 and $0, respectively)                       $544,214,454             $502,393,334
                                                                 ============             ============

See notes to financial statements

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                             SIX MONTHS ENDED       --------------------------------------------------------------------------
                            DECEMBER 31, 1998             1998            1997            1996            1995            1994
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $22.95           $21.45          $21.17          $16.42          $11.75          $10.17
                                       ------           ------          ------          ------          ------          ------

Income from investment operations# -
  Net investment loss(S)               $(0.03)          $(0.08)         $(0.04)         $(0.04)         $(0.03)         $(0.03)
  Net realized and unrealized
    gain (loss) on investments          (0.46)            4.54            3.42            6.55            5.04            1.82***
                                       ------           ------          ------          ------          ------          ------
      Total from investment
        operations                     $(0.49)          $ 4.46          $ 3.38          $ 6.51          $ 5.01          $ 1.79
                                       ------           ------          ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income           $ --             $ --            $ --            $ --            $ --            $(0.00)**
  From net realized gain on
    investments                         (1.65)           (2.96)          (3.10)          (1.76)          (0.34)          (0.21)
                                       ------           ------          ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                   $(1.65)          $(2.96)         $(3.10)         $(1.76)         $(0.34)         $(0.21)
                                       ------           ------          ------          ------          ------          ------
Net asset value - end of period        $20.81           $22.95          $21.45          $21.17          $16.42          $11.75
                                       ======           ======          ======          ======          ======          ======
Total return                          (1.87)%++         23.51%          18.49%          41.37%          43.21%          17.50%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            0.76%+           0.76%           0.75%           0.75%           0.75%           0.78%
  Net investment loss                 (0.29)%+         (0.36)%         (0.22)%         (0.22)%         (0.19)%         (0.27)%
Portfolio turnover                        37%              80%             96%             97%             86%             94%
Net assets at end of period
  (000 omitted)                      $544,214         $502,393        $383,637        $259,362        $107,019         $27,559

 ** Per share amount was less than $0.01.
*** The per share data are not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser agreed to maintain the expenses of the Fund at not more 0.75% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss               $ (0.04)         $ (0.10)        $ (0.06)        $ (0.06)        $ (0.07)        $ (0.11)
    Ratios (to average net assets):
      Expenses##                        0.84%+           0.83%           0.84%           0.87%           0.98%           1.54%
      Net investment loss             (0.37)%+         (0.44)%         (0.31)%         (0.34)%         (0.42)%         (1.02)%

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3)  Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The investment adviser voluntarily agreed to pay the expenses of the Fund, excluding management fees, through December 31, 1998. This is reflected as a reduction of expenses in the Statement of Operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $203,397,221 and $163,143,304, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                       $460,519,547
                                                     ------------
Gross unrealized appreciation                        $127,461,081
Gross unrealized depreciation                         (44,928,944)
                                                     ------------
  Net unrealized appreciation                        $ 82,532,137
                                                     ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                     PERIOD ENDED DECEMBER 31, 1998             YEAR ENDED JUNE 30, 1998
                                  ---------------------------------   ----------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            5,820,099   $    111,017,915        4,982,066   $    113,341,586
Shares issued to shareholders in
  reinvestment of distributions        1,908,449         38,207,163        2,819,882         54,141,729
Shares reacquired                     (3,466,006)       (68,660,105)      (3,794,265)       (84,285,819)
                                     -----------   ----------------      -----------   ----------------
    Net increase                       4,262,542   $     80,564,973        4,007,683   $     83,197,496
                                     ===========   ================      ===========   ================

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six-months ended December 31, 1998, was $2,539.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  IEE-3 2/99 .5M